A Strategy of Dynamic growth Investor Presentation | 1st quarter 2017 Update Exhibit 99.1

Certain statements in this Investor Presentation may be regarded as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Certain forward-looking statements discuss the Company’s plans, strategies and intentions, and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “expects,” “may,” “will,” “believes,” “should,” “would,” “could,” “approximately,” “anticipates,” “estimates,” “targets,” “intends,” “likely,” “projects,” “positioned,” “strategy,” “future,” and “plans.” In addition, these words may use the positive or negative or other variations of those terms. All statements other than statements of historical fact are “forward–looking statements” for purposes of federal and state securities laws. There is no guarantee that any of the events anticipated by these forward-looking statements will occur. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These forward-looking statements are based on various assumptions and the current expectations of the management of the Company, and may not be accurate because of risks and uncertainties surrounding these assumptions and expectations. Certain factors may cause actual results to differ significantly from these forward-looking statements. If any of the events occur, there is no guarantee what effect they will have on the operations or financial condition of the Company. Major risks, uncertainties and assumptions include, but are not limited to, risks relating to: the Company’s capital and financing needs and availability; any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; the Company’s ability to integrate and operate assets successfully after the closing of an acquisition; the effect of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages, and the strength of the U.S. dollar; and other factors. However, it is not possible to predict or identify all such factors. In addition, the Company has disclosed under the heading “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Annual Report”), filed with the U.S. Securities and Exchange Commission, (the “SEC”), on February 15, 2017, the risk factors which materially affect its business, financial condition and operating results. Investors are encouraged to review the Annual Report for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. Forward-looking statements included herein are made as of the date hereof, and the Company undertakes no obligation to publicly update or revise any forward-looking statement to reflect future events, developments or otherwise, except as may be required by applicable law. Non-GAAP Financial Information This Investor Presentation includes certain non-GAAP financial measures as defined by SEC rules. Such non-GAAP financial measures are presented as a supplemental financial measurements in the evaluation of our business. We believe the presentation of these financial measures helps investors to assess our operating performance from period to period and enhances understanding of our financial performance and highlights operational trends. This measure is widely used by investors in the valuation, comparison, rating and investment recommendations of companies. However, the such measurements may not be comparable to those of other companies in our industry, which limits their usefulness as a comparative measures. Such measures are not required by or calculated in accordance with GAAP and should not be considered as a substitutes for net income or any other measure of financial performance reported in accordance with GAAP or as a measure of operating cash flow or liquidity. Additional Information and Where to Find It In connection with the offering and sale of shares of Company common stock in the previously announced proposed business combination (the “UCP Merger”) with UCP, Inc. (“UCP”), the Company filed with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which includes a prospectus with respect to the shares of Company common stock to be issued in the UCP Merger and a preliminary and definitive proxy statement for the stockholders of UCP (the “Proxy Statement”), which UCP will mail to its stockholders.  The Registration Statement and the definitive Proxy Statement will contain important information about the UCP Merger and related matters.  Investors and stockholders are urged to carefully read the Registration Statement, the Proxy Statement and any other relevant documents filed with the SEC, and any amendments or supplements to those documents, when they become available, because they will contain important information about the Company, UCP, and the proposed UCP Merger.  Investors and stockholders will be able to obtain copies of the Registration Statement, the Proxy Statement and other documents filed with the SEC by Company and UCP (when they become available) free of charge at the SEC’s website, www.sec.gov. In addition, copies (when they become available) will be available free of charge by accessing the Company’s website at www.centurycommunities.com, then clicking on the “Investors” link, then clicking on “Financial Information” and then clicking on the “SEC Filings” link. Non-Solicitation The information in this Investor Presentation is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, or the solicitation of any vote or approval, in any jurisdiction pursuant to or in connection with the UCP Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Forward-Looking Statements

Top-20 U.S. homebuilder(1) 14 consecutive years of profitability since founding in 2002 Attractive land positions in 180 communities(2) 18,854 lots owned and controlled(2) 88 active selling communities(2) Focused on markets with exceptional growth potential Strategically located in attractive major metropolitan markets, across Denver, Northern Colorado, and Colorado Springs, CO; Austin, San Antonio and Houston, TX; Las Vegas, NV; Atlanta, GA; Salt Lake City, UT and Charlotte, NC. Proven track record of growth through acquisitions and market expansion A Premier Homebuilder OF QUALITY HOMES Based on 2016 home deliveries, as ranked by BUILDER Online. As of March 31, 2017

Management team Seasoned and aligned DALE FRANCESCON CHAIRMAN AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 11% of CCS 25+ years of homebuilding ROBERT FRANCESCON PRESIDENT AND CO-CHIEF EXECUTIVE OFFICER Co-founder of CCS Owns 11% of CCS 25+ years of homebuilding DAVID MESSENGER CHIEF FINANCIAL OFFICER Joined CCS in 2013 Former CAO/CFO of UDR

Key Highlights Superior Financial Performance Diversified Operating Strategy Strong and Growing Geographical Footprint Cycle Tested Management Team Attractive and Well-Located Land Positions Capacity to Execute Growth Strategy

Annual Track Record OF Profitable growth NEW HOME ORDERS TOTAL REVENUE ($MM) PRETAX NET INCOME ($MM) HOME DELIVERIES BACKLOG VALUE ($MM) ADJUSTED EBITDA ($MM) Expanded Home Sales Revenue, Adjusted EBITDA(1) and Pretax Net Income 10x from 2012-2016 (1) (1) See Adjusted EBITDA Reconciliation on page 21 of this Investor Presentation.

Full year 2016 Highlights REVENUES $994.4m “$259.9m (35%) vs 2015 Avg Selling Price $360,100 PRE-TAX INCOME $73.2m “$12.8m (21%) vs 2015 ADJUSTED EBITDA $99.9m “$22.1m (28%) vs 2015 Overhead as % of home sales revenues 12.5% NET INCOME $49.5m “$9.7m (24%) vs 2015 BACKLOG $302.8m Avg Sales Price $404,300 749 homes (“12% y/y) NEW HOME CONTRACTS 2,860 homes “504 (21%) vs 2015 Contract $$ Value: $1,010.4m (1) (1) See Adjusted EBITDA Reconciliation on page 21 of this Investor Presentation.

Q1 2017 Highlights REVENUES $228.3m “$44.2m (24%) vs Q1 2016 Avg Selling Price $372,400 PRE-TAX INCOME $12.1m $0.4m (-3%) vs Q1 2016 ADJUSTED EBITDA $19.3m “$2.2m (13%) vs Q1 2016 NET INCOME $8.8m “$0.8m (10%) vs Q1 2016 BACKLOG 1,098 homes Avg Sales Price $397,100 Backlog $$ value: $436.0m (“21% y/y) NEW HOME CONTRACTS 957 homes “163 (21%) vs Q1 2016 Contract $$ Value: $359.6m “ (1) (1) See Adjusted EBITDA Reconciliation on page 21 of this Investor Presentation.

Established operation producing strong homebuilder margin and returns on equity Note: Values for ‘Small Cap Builders’ and ‘Mid Cap Builders’ represent average values for each group. ‘Small Cap Builders’ include AVHI, BZH, LGIH, NWHM, UCP, WCIC and WLH. ‘Mid Cap Builders’ include KBH, MDC, MHO, MTH, TMHC and TPH. Attractive Returns ON PREMIUM ASSETS Homebuilding Gross Margin (Fiscal Year 2016) Pre-tax Return on Equity (Fiscal Year 2016)

CENTURY COMMUNITIES

DEMONSTRATED LONG TERM TRACK RECORD OF PROFITABILITY THROUGH MULTIPLE HOUSING CYCLES

CYCLE-TESTED MANAGEMENT TEAM

2013

Raised $241.5m of 144A equity

Acquired Jimmy Jacobs Homes in Central Texas for $15.7m

2013 Operating Highlights	
Net New Home Orders:	406
Deliveries:	448
ASP:	$382k
Revenues:	$171.1m
Net Income:	$12.4m
Inventories:	$184.1m
Owned/Controlled Lots:	8,341

2014

Acquired LVLH in Las Vegas for $165m

Raised $200m of senior unsecured notes

Raised $92m of IPO equity

Acquired Grand View Builders in Houston for $13m

Acquired Peachtree Communities in Atlanta for $57m

2014 Operating Highlights	
Net New Home Orders:	1,042
Deliveries:	1,046
ASP:	$336k
Revenues:	$362.4m
Net Income:	$20.0m
Inventories:	$556.3m
Owned/Controlled Lots:	11,463

2015

Raised $60m of senior unsecured notes

Expanded unsecured line of credit to $300m with $100m accordion feature

2015 Operating Highlights	
Net New Home Orders:	2,356
Deliveries:	2,401
ASP:	$302k
Revenues:	$734.5m
Net Income:	$39.9m
Inventories:	$810.1m
Owned/Controlled Lots:	13,160

2016

Entered the Salt Lake City market

Acquired 50% of Wade Jurney Homes for $18m

Formed financial services company to provide title and mortgage

Entered the Charlotte, NC market

2016 Operating Highlights	
Net New Home Orders:	2,860
Deliveries:	2,825
ASP:	$360k
Revenues:	$994.4m
Net Income:	$49.5m
Inventories:	$857.9m
Owned/Controlled Lots:	18,296

2017

Entered into a merger agreement with UCP, Inc.

Raised $525m of senior unsecured notes

Q1 2017 Operating Highlights	
Net New Home Orders:	957
Deliveries:	608
ASP:	$372k
Revenues:	$228.3m
Net Income:	$8.8m
Inventories:	$884.1m
Owned/Controlled Lots:	18,854

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ACQUISITIONS AND NEW BUSINESSES Well-recognized private homebuilder in Austin and San Antonio, Texas Wide product range from first time move-up to “semi-custom” homes priced from under $300,000 to over $1,000,000 Acquired 166 lots (116 lots were under contract) and 95 homes under construction in the Austin and San Antonio markets SEPTEMBER 2013 JIMMY JACOBS HOMES APRIL 2014 LAS VEGAS LAND HOLDINGS A private homebuilder and land developer in Las Vegas, Nevada A range of products that target first and second time move-up and second home buyers, with prices ranging from $215,000 to $500,000 Acquired 1,761 lots in the Las Vegas market AUGUST 2014 GRAND VIEW BUILDERS Acquired Grand View Builders, Grand View Builders Custom Homes and SWMJ Construction, collectively, “Grand View”; a private homebuilder in Houston, Texas Product range targeted at first time and first move-up homebuyers priced from low $200,000’s to over $525,000 Acquired 84 homes in backlog and 601 owned and controlled lots in the Houston market NOVEMBER 2014 PEACHTREE COMMUNITIES Private, well-established and considered the #2 homebuilder in the Atlanta, Georgia market A range of products targeted at first time and first move-up homebuyers priced near the mid $200,000’s Acquired 2,120 owned and controlled lots within 36 communities in the Atlanta market SEPTEMBER 2016 PARKWAY FINANCIAL GROUP Commenced operations of Parkway Financial Group which owns Parkway Title and Inspire Home Loans Parkway Title is providing title services in GA and will provide title services in other select markets Inspire Home Loans will provide mortgage services to our buyers NOVEMBER 2016 WADE JURNEY HOMES Acquisition of 50% of Wade Jurney Homes, the 60th largest and fastest growing private builder in the US, based in Greensboro, NC Solely focused on entry level housing with ASPs of $140,000 In 2016, generated revenue of $161.6 million on 1,129 deliveries. As of December 31, 2016 they owned and controlled 3,403 lots in NC, SC, FL, and GA SUCCESSFUL TRACK RECORD OF EXPANSION

Diverse & Growing Economies Focus on metros with robust economic, job, and population growth Markets characterized by strong demand, constrained supply, and healthy projected price appreciation Broadly Targeted Customers First time homebuyer, first and second move-up, lifestyle buyer Multiple price points allow for maximized profitability Broad product offering with cutting edge designs Scalable Operating Model Proven ability to enter new markets through acquisitions and greenfields with limited G&A investment Strict return hurdles and underwriting requirements on land Diversified Operating Strategy Best-in-class diversified product offering targeting wide range of customer demographics

SIX STATES, 180 TOTAL COMMUNITIES, 88 ACTIVE SELLING COMMUNITIES
SIGNIFICANT U.S. EXPANSION OPPORTUNITY

CENTURY COMMUNITIES

STRONG AND GROWING GEOGRAPHIC FOOTPRINT



UTAH(4) DIVISION

2017 Net Sales(1):	14
2017 Deliveries(1):	5
Open Communities(1):	2
Inventories(1)(2):	$24.1m
Lots Owned(1):	155
Lots Controlled(1):	837
Months' Supply(3):	1.4 months

COLORADO DIVISION
(Denver, Northern Colorado & Colorado Springs)

2017 Net Sales(1):	290
2017 Deliveries(1):	186
Open Communities(1):	20
Inventories(1)(2):	$288.4m
Lots Owned(1):	2,515
Lots Controlled(1):	2,288
Months' Supply(3):	
Denver:	0.9 months
Colorado Springs:	1.6 months

CHARLOTTE(5) DIVISION

2017 Net Sales(1):	N/A
2017 Deliveries(1):	N/A
Open Communities(1):	N/A
Inventories(1)(2):	$7.2m
Lots Owned(1):	79
Lots Controlled(1):	1,233
Months' Supply(3):	2.8 months

NEVADA DIVISION

2017 Net Sales(1):	150
2017 Deliveries(1):	98
Open Communities(1):	9
Inventories(1)(2):	$232.8m
Lots Owned(1):	1,499
Lots Controlled(1):	376
Months' Supply(3):	3.0 months

CENTRAL TEXAS DIVISION

2017 Net Sales(1):	85
2017 Deliveries(1):	52
Open Communities(1):	14
Inventories(1)(2):	$116.5m
Lots Owned(1):	1,152
Lots Controlled(1):	2,065
Months' Supply(3):	
Austin:	2.4 months
San Antonio:	2.9 months

HOUSTON DIVISION

2017 Net Sales(1):	30
2017 Deliveries(1):	13
Open Communities(1):	8
Inventories(1)(2):	$33.0m
Lots Owned(1):	649
Lots Controlled(1):	679
Months' Supply(3):	3.5 months

ATLANTA DIVISION

2017 Net Sales(1):	388
2017 Deliveries(1):	250
Open Communities(1):	35
Inventories(1)(2):	$269.8m
Lots Owned(1):	3,264
Lots Controlled(1):	2,063
Months' Supply(3):	2.5 months

(1) As of March 31, 2017
(2) Excludes corporate inventories
(3) Months' supply is as of March 31, 2017 and represents that particular market's inventory of new and resale homes
(4) Entered the Utah market in May 2016 with the acquisition of 47 lots.
(5) Entered the Charlotte market in December 2016 with the acquisition of 57 lots.

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Strong Lot Inventory With Land Sourcing And Evaluation Capabilities Represents total lots owned and controlled as of March 31, 2017 divided by the midpoint of closing guidance confirmed on May 4, 2017 TOTAL INVENTORY $ VALUE Evaluate land opportunities based on contribution to overall profitability Ability to take land through entitlement and development Century does not own any unentitled land Structuring flexibility through land option contracts Holds 6.0 years’ supply of land as of March 31, 2017(1) ample supply of land and Well-Located Lots LOT INVENTORY   Owned Controlled Total Colorado 2,515 2,288 4,803 Central Texas 1,152 2,065 3,217 Las Vegas 1,499 376 1,875 Houston 649 679 1,328 Atlanta Utah 3,264 155 2,063 837 5,327 992 Charlotte 79 1,233 1,312 Total Consolidated 9,313 9,541 18,854 23%

Growing Backlog Positions Company to CONTINUE profitable expansion At March 31, 2017 1,098 homes in backlog with a total dollar value of $436.0 million and average sales price of $397,100 as of March 31, 2017 Increased backlog dollar value 21% since March 31, 2016 Increased backlog average sales price 6.5% since March 31, 2016 Growing backlog value positions Century for continued solid improvement in profitability Positioned for further expansion of backlog in new and existing markets Rapidly growing backlog reflects continued EXPANSION in NEW AND existing markets BACKLOG DOLLAR VALUE BY DIVISION(1)

Capacity to Execute Growth Strategy $375.7 million of liquidity(1) $385.0 million senior unsecured notes 6.875% coupon Matures May 15, 2022 Moody’s and S&P ratings of B3 / B, respectively(2) In January 2017, raised an additional $125 million under existing senior note at 102% of par with an effective interest rate of 6.19%. $400 million unsecured revolver, matures October 2019 Available liquidity calculated as cash plus cash held in escrow and availability on the revolving credit facility Reaffirmed April 2017 SUMMARY BALANCE SHEET / CAPITALIZATION

Combination with ucp AND RATIONALE Transaction Overview Transaction Rationale On April 11, 2017 Century and UCP, Inc. (NYSE: UCP) jointly announced a strategic business combination Purchase price composed of 0.2309 shares of CCS stock and $5.32 of cash for each share of UCP Estimated total value of consideration of cash and equity (including repayment of UCP debt) of $349mm(1) UCP shareholders to represent ~16% of combined company Transaction has been unanimously approved by CCS and UCP Board of Directors UCP's required shareholder vote is a simple majority and PICO holdings, its 57% shareholder owner, has, subject to certain exceptions, committed to vote in favor of the transaction Anticipated transaction closing in Q3 2017 Acquisition of large, high quality land portfolio Pro forma national footprint with expansion into California and Pacific Northwest markets and enhanced Southeast presence Wide range of product capabilities, including first-time through active adult Strong cultural fit with similar management philosophies Enhanced growth trajectory from build-out of current inventory and platform for future growth Synergies from reduced corporate and operational costs Increased scale and public equity float Estimated total consideration represents $213.4 million of total consideration in cash and equity to UCP (assumes CCS share price at $27.30 as of 4/28/2017), plus $161.2 million of UCP debt that will be repaid, less $25.8 million of cash to be assumed in connection with the UCP merger. 17

MERGER CREATES A LEADING HOMEBUILDING PLATFORM WITH SIGNIFICANT SCALE Total Lots owned + controlled % optioned 18,854 51% 26,903 49% 88 115 # of Open Communities $1,039 million 2,894 $1,413 million 3,773 1Q17 LTM Revenues # of Closings $372 $384(1) 1Q 2017 ASP ($000s) $436 million $613 million 1Q17 Backlog value Combined 6 10 10 17 # of States # of Markets Note: As of or for the 12 months ended 3/31/17; Combined data based on arithmetic sum of metrics for Century Communities and UCP, except ASP; does not reflect purchase accounting adjustments or pro forma adjusted required by Regulation S-X. Actual pro forma results may differ materially (1) Weighted average of ASP and Q1’17 closings + 18

DIVERSIFIED, NATIONAL FOOTPRINT ACROSS ATTRACTIVE MARKETS

Historical Financial Performance

Historical Financials Purchase price accounting for acquired work in process inventory.

Open Communities by division

Colorado Communities Colorado Denver Metro Northern Colorado

ATLANTA Communities

NEVADA Communities

Central texas Communities

Houston Communities

utah Communities